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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 1998

                       COMPLETE BUSINESS SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              0-22141                            38-2606945
     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)

                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events

        On April 9, 1998 CBSI announced that it had signed a definitive merger agreement with Claremont Technology Group, Inc. Completion of the merger is subject to governmental filings and the formal approval of the shareholders of CBSI and Claremont.

        The joint press release issued by CBSI and Claremont is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

        (c) Press release of the Company dated April 9, 1998

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        By: Complete Business Solutions, Inc.
                                     (Registrant)


Dated: April 9, 1998

                        By: /s/ Timothy S. Manney
                          -----------------------------------------
                          Timothy S. Manney
                          Executive Vice President of Finance and Administration